Filed Pursuant to Rule 497(e)
Registration File No.: 333-230158

BLACKROCK HEALTH SCIENCES TRUST

Supplement dated November 27, 2019 to the

Prospectus dated April 29, 2019

This supplement amends certain information in the Prospectus, dated April 29, 2019, of BlackRock Health Sciences Trust (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meanings as in the Prospectus.

Effective December 1, 2019, the following changes are made to the Prospectus:

In the section entitled “Item 3. Fee Table and Synopsis – 1.” in Part I of the Prospectus, footnote 8 to the fee table is deleted in its entirety and replaced with the following:

(8)

The Fund and the Advisor have also entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Advisor or its affiliates that have a contractual management fee, through June 30, 2021. In addition, pursuant to the Fee Waiver Agreement, the Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in money market funds managed by the Advisor or its affiliates, through June 30, 2021. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Independent Trustees or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor.

In the section entitled “Item 20. Investment Advisory and Other Services – 1.” in Part I of the Prospectus, footnote 1 to the table is deleted in its entirety and replaced with the following:

(1)

The Fund and the Advisor have entered into the Fee Waiver Agreement, pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Advisor or its affiliates that have a contractual management fee, through June 30, 2021. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Independent Trustees or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor. For the period December 2, 2016 to December 31, 2016 and the years ended December 31, 2017 and December 31, 2018, the Advisor did not waive any fees pursuant to this arrangement under the Fee Waiver Agreement.

In addition, effective December 1, 2019, pursuant to the Fee Waiver Agreement, the Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in money market funds advised by the Advisor or its affiliates, through June 30, 2021. Prior to December 1, 2019, such agreement to waive a portion of the Fund’s management fee in connection with the Fund’s investment in affiliated money market funds was voluntary. Pursuant to these arrangements, the figures in the table above reflect waivers by the Advisor of its fees in the amounts of $8,521, $7,086 and $9,713 for the years ended December 31, 2018, December 31, 2017 and December 31, 2016, respectively.

The last paragraph of the sub-section entitled “Item 9. Management – Investment Management Agreement” of Part II of the Prospectus is deleted and replaced with the following:

The Fund and the Advisor have entered into the Fee Waiver Agreement, pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Advisor or its affiliates that have a contractual management fee, through June 30, 2021. In addition, effective December 1, 2019, pursuant to the Fee Waiver Agreement, the Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in money market funds advised by the Advisor or its affiliates, through June 30, 2021. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Advisor and the Fund (including by a majority of the Fund’s Independent Trustees). Neither the Advisor nor the Fund is obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Independent Trustees of the Fund or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor.

Investors should retain this supplement for future reference.